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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 20, 1999

      SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. (as depositor under a
      Pooling and Servicing Agreement dated as of August 1, 1999 providing for, inter alia, the issuance of Floating Rate Mortgage
                  Pass-Through Certificates, Series 1999-NC4)


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                   333-72647               13-3439681
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)


 390 Greenwich Street, 4th Floor
 New York, New York                                         10013
 --------------------------                                 -----
 (Address of Principal                                      (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 723-8604

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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         On August 25, 1999 (the "Closing Date"), a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass Through Certificates, Series 1999-NC4 (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of August 1, 1999 (the "Agreement") among Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor"), New Century Mortgage Corporation, Firstar Bank, N.A.(the "Trustee") and U.S. Bank National Association (the "Trust Administrator"). On September 20, 1999 following the closing of the initial issuance of the Certificates, the Trust Administrator purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $103,845,625.02 with funds on deposit in the pre-funding account (the "Pre- Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trust Administrator pursuant to a Subsequent Transfer Instrument, dated September 20, 1999, between the Depositor and the Trust Administrator (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.


Item 5.  Other Events
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Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $446,140,938.08 as of August 1, 1999 and (ii) the Pre-Funding Account, which contained approximately $103,859,061.92.

         As more fully described above, on September 20, 1999, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account. The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of September, 1999, the end of the "Funding Period" (as defined in the Agreement).


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Item 7.  Financial Statements and Exhibits
         ---------------------------------

                (a)   Not applicable

                (b)   Not applicable

                (c)   Exhibits



         Exhibit No.                            Description
         -----------                            -----------

         4.2 Subsequent Transfer Instrument, dated as of September 20, 1999 between Salomon Brothers Mortgage Securities VII, Inc. as seller, and U.S. Bank National Association, as trust administrator.

         99.1 Characteristics of the Mortgage Pool as of September 20, 1999, relating to Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-NC4






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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SALOMON BROTHERS MORTGAGE
                                          SECURITIES VII, INC.


                                          By:      /s/Matthew R. Bollo
                                               --------------------------------
                                          Name:      Matthew R. Bollo
                                          Title:     Assistant Vice President


Dated: September 20, 1999





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                                  EXHIBIT INDEX
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Exhibit No.       Description                                             Page
- -----------       -----------                                             ----

      4.2         Subsequent Transfer Instrument

      99.1        Characteristics of the Mortgage Pool
                  as of September 20, 1999, relating to
                  Salomon Brothers Mortgage Securities
                  VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-NC4



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